Exhibit 10.3

      Amendment Number Two to Employment Agreement Dated March 1, 1995
          Between Standard Microsystems Corporation and Paul Richman

      The agreement made as of the first day of March, 1995 between the undersigned, Standard Microsystems Corporation and Paul Richman (the "AGREEMENT") is hereby amended as follows, effective January 19, 1998:

1. In a number of instances in the AGREEMENT, reference is made to consultation services that may be provided by Mr. Richman to SMSC in the future, which consultation services may be provided by Mr. Richman "...on terms acceptable to SMSC." Effective immediately, as used in the context of the AGREEMENT, the words "...on terms acceptable to SMSC..." shall mean the following:

HOURLY RATE:   During the calendar year 1998, $300.00 per hour,

               during the calendar year 1999, $325.00 per hour,

               during the calendar year 2000, $350.00 per hour and

               thereafter, until February 28, 2005, $375.00 per hour.


MINIMUM NUMBER OF HOURS OF CONSULTATION TO BE PROVIDED BY MR. RICHMAN PER MONTH

               During the calendar year 1998, 64 hours,

               during the calendar year 1999, 48 hours,

               during the calendar year 2000, 32 hours and

               thereafter, until February 28, 2005, 16 hours.


MAXIMUM NUMBER OF HOURS OF CONSULTATION TO BE PROVIDED BY MR. RICHMAN PER MONTH

               The maximum number of hours per week shall not exceed 40.


2. The AGREEMENT is amended only to the extent specified above. It is not intended to extend or renew any other provision of the AGREEMENT that would not continue if the Amendment had not been effected.


IN WITNESS HEREOF, SMSC has caused the Amendment to the AGREEMENT to be executed on its behalf by its representative(s), thereunto duly authorized, and Paul Richman has executed the Amendment to the Agreement as of January 19, 1998.



/s/ PAUL RICHMAN
----------------

Paul Richman


STANDARD MICROSYSTEMS CORPORATION

/s/ JAMES R. BERRETT
--------------------

James R. Berrett
Director

/s/ IVAN T. FRISCH
------------------

Ivan T. Frisch
Director

WITNESS

/s/ HERMAN FIALKOV
------------------

Herman Fialkov


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